                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                              SEMI-ANNUAL REPORT

                               November 30, 2002

                                   [GRAPHIC]



                              Managed Municipals
                                Portfolio Inc.

Dear Shareholder,

   Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Managed Municipals Portfolio Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by providing you with these shareholder letters quarterly.

   To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

   Enclosed herein is the semi-annual report for the Fund for the six months ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer


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                                      1

Performance Review/1/

   During the past six months ended November 30, 2002, the Fund distributed income dividends to shareholders totaling $0.32 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its November 30, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./2/

                                  Annualized         Six-Month
              Price Per Share Distribution Rate/3/ Total Return/3/
              --------------- -------------------  --------------
               $11.94 (NAV)          5.53%              5.21%
               $10.43 (NYSE)         6.33%              1.64%

   The Fund's Lipper Inc. ("Lipper")/4/ peer group of closed-end general municipal debt funds (leveraged) returned 3.63% based on NAV for the six months ended November 30, 2002.

Investment Strategy

   The Fund seeks to maximize current interest income, which is excluded from gross income for regular federal income tax/5/ purposes to the extent

-----
1Past performance is not indicative of future results.
2NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund invests. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's shares.
3Total returns are based on changes in NAV or the market price, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. The annualized distribution rate assumes a current monthly income dividend rate to common shareholders of $0.055 for twelve months. This rate is as of November 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended November 30, 2002, calculated among 58 funds in the closed-end general municipal debt funds (leveraged) category with reinvestment of dividends and capital gains excluding sales charges.
5Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT"). State and local income taxes may apply, and capital gains, if any, are fully taxable. Please consult your personal tax adviser.

                                   [GRAPHIC]
consistent with prudent investment management and the preservation of capital. The Fund invests at least 80% of its assets in municipal securities, which are rated investment-grade/6/ at the time of investment or are determined to be of equivalent quality.

Portfolio Manager Market Overview

   Macroeconomic fundamentals such as low inflation and low interest rates proved favorable for fixed-income securities markets, prompting many risk-adverse investors concerned about stock market volatility to shift their money from equities into high-grade debt issues. Nevertheless, the slow pace of economic recovery, weakness in the stock markets and diminished tax revenue growth presented challenges to many municipalities during the reporting period.

   According to a recent report from Standard & Poor's, more than half of the states nationally experienced revenue declines during the states' fiscal year 2002 (from their fiscal 2001 levels), and nearly all states recorded revenue shortfalls compared to their original budget forecasts. To help stimulate economic activity throughout the nation, the Federal Open Market Committee ("FOMC")/7/ reduced its target for the federal funds rate ("fed funds rate")/8/ by half a percentage point to a 40-year low of 1.25%. (Until that point during the year, the FOMC had kept its target for the rate intact throughout 2002.)

   Despite the economic challenges in the recent environment, most U.S. Treasury and municipal securities indices finished in positive territory on a total return basis for the period. Prices of municipal bonds (which move inversely to yields) in general have not rallied as considerably as U.S. Treasuries have over the past year. As a result, amid a period of historically high municipal security issuance levels in 2002, municipal securities rated AAA that have longer maturities have recently offered yields at levels virtually

-----
6Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
7The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
8The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

                                   [GRAPHIC]
comparable to those on U.S. Treasuries with similar maturities. Unlike U.S. Treasuries, interest on municipal bonds is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to Treasuries at this juncture. A portion of the Fund's income from municipal securities may be subject to certain taxes and any capital gains are taxable./3/

Portfolio Manager Fund Overview

   In our view, many municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds -- particularly those in the investment-grade/6/ category -- have approached a peak. We effectively shortened the average maturity of bonds in the Fund as part of our risk-management strategy. We pursued this approach because, under normal market conditions, prices of bonds with longer maturities (i.e., those "coming due" further down the road) generally tend to decline more than bonds with comparatively shorter maturities in rising rate environments. Early in the reporting period and in the prior fiscal year, we targeted municipal issues with maturities of 20 years or more because, last year, longer-term securities tended to yield more than those with comparatively shorter maturities. However, because we anticipate that interest rates will rise, during the latter part of the reporting period we invested in municipal bonds with slightly shorter maturities -- those with an average life of approximately 17 to 18 years, while focusing on bonds that offer higher coupon income. Furthermore, we invested in bond futures to help reduce the Fund's overall volatility and raised the level of cash-equivalent instruments in the Fund.

Portfolio Manager Market and Fund Outlook

   In our view, it is likely that the FOMC will keep short-term interest rates low enough and for long enough to help promote a decent economic recovery. Nevertheless, going into 2003, we think monetary stimulus actions (i.e., interest rate cuts and injections of reserves into the monetary system) alone will not be sufficient to promote economic recovery. Rather, we believe that fiscal measures are now also required to stimulate business activity. We anticipate that a fiscal stimulus package will be implemented, which may include tax cuts, spending increases or other measures. In our opinion, such pro-growth policies (if implemented) should provide a boost to the U.S. economy, not necessarily over coming months, but over the next two years or so.

   We believe that if the economy were to gradually improve, as we anticipate, the FOMC may eventually raise short-term rates to help offset

                                   [GRAPHIC]
potential inflationary concerns. Given that prices of bonds such as municipals typically move inversely to interest rates, we anticipate that bond prices in general may come under pressure. However, considering that many investors shifted equity holdings into U.S. Treasuries over recent periods (which contributed to the periodic rises in prices of U.S. Treasuries), in our view municipal bonds are generally priced less expensively than U.S. Treasuries. Therefore, we think that municipal securities may be more resilient than U.S. Treasuries if the economy shows signs of strength and if interest rates were to rise in the future.

   When choosing investment candidates for the Fund, we have taken a conservative approach to selecting municipal bond issues. We look for municipalities that we feel are prudently balancing their budgets for the longer haul -- those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt. Our general investment approach is to maintain an open-mind to municipal bond issuers' budgetary plans, but we have taken a reasonably defensive posture by avoiding significant exposure to uninsured general obligation bonds of municipal issuers whose budget outlook, in our view, appears relatively dim. We will continue to monitor how states address their projected revenues and proceed to adjust their respective fiscal policies to effectively address any differences in revenues. We will continue to maintain a constructive investment approach toward evaluating municipal bonds and adjusting Fund holdings in consideration of economic and market conditions, and we plan to continue to follow this conservative course in the foreseeable future.

   The risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices. However, considering the favorable yields that many municipal bonds have offered relative to many taxable fixed-income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that individual investors can seek potential values through a professionally managed portfolio of municipal securities over the long-term.

Looking for more information?

   Managed Municipals Portfolio Inc. is traded on the New York Stock Exchange under the symbol "MMU." Daily closing prices are available online under symbol "XMMUX" and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

                                   [GRAPHIC]

   Thank you for investing in Managed Municipals Portfolio Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and
Investment Officer

December 9, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.

                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 36.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                         November 30, 2002 (unaudited)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES -- 100.0%

Alabama -- 3.7%
$24,510,000  AAA      Jefferson County, AL Sewer Revenue
                       Warrants, Series A, FGIC-Insured,
                       5.375% due 2/1/36 (b)                        $ 27,406,347
--------------------------------------------------------------------------------
Alaska -- 2.4%
                      Valdez, AK Marine Term Revenue
                       Refunding:
  4,000,000  AA+          BP Pipelines Inc. Project, Series A,
                           5.850% due 8/1/25                           4,075,360
 13,900,000  VMIG 1*      Exxon Mobil Project,
                           1.250% due 12/1/29 (c)                     13,900,000
--------------------------------------------------------------------------------
                                                                      17,975,360
--------------------------------------------------------------------------------
Arizona -- 2.3%
  3,525,000  AA       Arizona Agricultural Improvement & Power
                       Distribution, (Salt River Project), Electric
                       System Revenue, Series B,
                       5.000% due 1/1/31                               3,493,346
                      Arizona State University, COP,
                       MBIA-Insured:
  1,500,000  AAA          5.100% due 7/1/24                            1,508,970
  1,000,000  AAA          5.125% due 7/1/26                            1,007,110
  2,600,000  A-1+     Maricopa County, AZ Pollution Control
                       Corp., PCR Refunding, (AZ Public Service
                       Co.), Series C, 1.200% due 5/1/29 (c)           2,600,000
  4,000,000  AAA      Mesa, AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured,
                       5.625% due 1/1/29                               4,177,760
  3,000,000  AAA      Phoenix, AZ Civic Improvement Corp.
                       Airport Revenue, Sr. Lien, Series B,
                       FGIC-Insured, 5.250% due 7/1/22 (d)             3,024,570
  1,000,000  AA+      Phoenix, AZ GO, Series B, 5.000% due 7/1/27        992,970
--------------------------------------------------------------------------------
                                                                      16,804,726
--------------------------------------------------------------------------------
California -- 6.3%
  7,040,000  Ba1*     California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, (Partially Pre-
                       Refunded -- Escrowed with U.S.
                       government securities to 7/1/08
                       Call @ 101), 5.625% due 7/1/23 (e)              6,205,408

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                  Security                      Value
------------------------------------------------------------------------------
California -- 6.3% (continued)
$ 6,000,000  A3*      California Health Facilities Authority
                       Revenue, (Cedars-Sinai Medical Center),
                       Series A, 6.250% due 12/1/34               $  6,387,480
  1,000,000  A+       California Health Facilities Financing
                       Authority Revenue, Sutter Health,
                       Series A, 6.250% due 8/15/35                  1,063,270
  5,000,000  AAA      California State Department of Veterans
                       Affairs, Home Purchase Revenue, Series A,
                       AMBAC-Insured, 5.350% due 12/1/27             5,125,100
  6,000,000  A3*      California State Department of Water
                       Resources, Power Supply Revenue,
                       Series A, 5.250% due 5/1/20                   6,033,180
  7,000,000  AAA      Los Angeles County, CA COP, Antelope
                       Valley Courthouse, Series A,
                       AMBAC-Insured, 5.250% due 11/1/33             7,135,730
  3,800,000  VMIG 1*  Orange County, CA Improvement Board,
                       (Assessment District No. 88-1),
                       1.050% due 9/2/18 (c)                         3,800,000
  3,340,000  AAA      Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project), MBIA-Insured,
                       5.125% due 9/1/30                             3,359,606
  2,750,000  AAA      Sacramento County, CA COP, (Public
                       Facilities Project), MBIA-Insured,
                       5.375% due 2/1/19                             2,893,110
  2,500,000  AAA      San Francisco, CA City & County Airports
                       Commission, International Airport
                       Revenue, Second Series-27B,
                       FGIC-Insured, 5.000% due 5/1/22               2,513,525
  2,500,000  AAA      San Jose, CA Financing Authority Lease
                       Revenue, (Civic Center Project), Series B,
                       5.000% due 6/1/32                             2,480,925
------------------------------------------------------------------------------
                                                                    46,997,334
------------------------------------------------------------------------------
Colorado -- 9.5%
  4,000,000  AAA      Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway
                       Authority Revenue, (Pre-Refunded --
                       Escrowed with U.S. government securities
                       to 8/31/05 Call @ 103),
                       7.000% due 8/31/26 (b)                        4,642,080
  1,000,000  A-       Aspen, CO Sales Tax Revenue,
                       5.400% due 11/1/19                            1,030,730


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Colorado -- 9.5% (continued)
$ 4,000,000   AAA     Colorado Educational & Cultural Facilities
                       Revenue Refunding, (University of Denver
                       Project), AMBAC-Insured,
                       5.375% due 3/1/23                            $  4,127,240
  4,000,000   A       Colorado Health Facilities Authority Revenue,
                       Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15                               4,084,680
  6,000,000   A-      Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (d)                 6,126,600
                      Dawson Ridge, CO Metropolitan District No. 1,
                        (Escrowed to maturity with REFCO Strips):
 15,000,000   Aaa*        Series A, zero coupon due 10/1/22            5,225,850
 47,500,000   Aaa*        Series B, zero coupon due 10/1/22 (b)       16,548,525
                      Denver, CO City & County Airport Revenue,
                       Series C:
 13,630,000   A           6.125% due 11/15/25 (b)(d)                  14,153,392
 10,945,000   A           Escrowed to maturity with
                           U.S. government securities,
                           6.125% due 11/15/25 (b)(d)(e)              12,696,747
  2,000,000   AAA     Denver, CO City & County COP, Series B,
                       AMBAC-Insured, 5.500% due 12/1/25               2,082,000
--------------------------------------------------------------------------------
                                                                      70,717,844
--------------------------------------------------------------------------------
Connecticut -- 1.1%
                      Connecticut State GO, Series B:
  1,600,000   AA        5.000% due 6/15/02                             1,612,048
  4,490,000   AA        5.500% due 6/15/21                             4,721,055
  1,000,000   AAA     Connecticut State Health & Education,
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                1,054,520
  1,000,000   AAA     Connecticut State Health & Educational
                       Facilities Authority Revenue, (Village
                       Families & Children), Series A,
                       AMBAC-Insured, 5.000% due 7/1/32                  983,270
--------------------------------------------------------------------------------
                                                                       8,370,893
--------------------------------------------------------------------------------
Delaware -- 1.4%
 10,000,000   AAA     Delaware State Economic Development
                       Authority Revenue, (Pollution Control-
                       Delmarva Project-B), AMBAC-Insured,
                       5.200% due 2/1/19 (b)                          10,345,400
--------------------------------------------------------------------------------


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
District of Columbia -- 1.4%
                      Metropolitan Washington Airports, DC
                       Authority Airport System Revenue,
                       Series A, FGIC-Insured:
$ 5,355,000  AAA          5.125% due 10/1/22 (d)                 $  5,356,660
  5,500,000  AAA          5.125% due 10/1/26 (d)                    5,399,405
-----------------------------------------------------------------------------
                                                                   10,756,065
-----------------------------------------------------------------------------
Florida -- 5.0%
  5,000,000  AAA      Florida State Board & Educational Capital
                       Outlay GO, FSA-Insured,
                       5.000% due 6/1/24                            4,999,950
  3,000,000  AA+      Florida State Board of Education GO,
                       Series A, 5.125% due 6/1/21                  3,050,580
  3,145,000  AAA      Florida State Department of Transportation
                       GO, FGIC-Insured, 5.000% due 7/1/25          3,140,660
  1,500,000  AAA      Julington Creek Plantation Community
                       Development District, FL Special
                       Assessment Revenue, MBIA-Insured,
                       5.000% due 5/1/29                            1,489,065
  6,500,000  BBB-     Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (d)                      6,675,955
  1,290,000  AAA      Miami Beach, FL Stormwater Revenue,
                       FGIC-Insured, 5.375% due 9/1/30              1,322,895
    400,000  VMIG 1*  Orange County, FL Educational Facilities
                       Authority Revenue, (Rollins College
                       Project), 1.250% due 5/1/31 (c)                400,000
  2,000,000  Aaa*     Orange County, FL School Board COP,
                       Series A, MBIA-Insured,
                       5.250% due 8/1/23                            2,040,280
  1,700,000  VMIG 1*  Palm Beach County, FL Health Authority
                       Facilities Revenue, (Bethesda Healthcare
                       System Project), 1.800% due 12/1/31 (c)      1,700,000
 10,000,000  AAA      Palm Beach County, FL School Board COP,
                       Series C, FSA-Insured, 5.000% due 8/1/27     9,915,300
  2,500,000  Aaa*     South Brevard, FL Recreational Facilities
                       Improvement, Special District,
                       AMBAC-Insured, 5.000% due 7/1/20             2,532,925
-----------------------------------------------------------------------------
                                                                   37,267,610
-----------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                    Security                        Value
----------------------------------------------------------------------------------
Georgia -- 1.8%
$ 6,000,000   AAA     Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26                $  6,127,020
                      Private Colleges & Universities Authority
                       Revenue, (Mercer University Project):
  2,180,000   A3*         5.750% due 10/1/21                             2,283,637
                          Series A:
  2,000,000   A3*          5.250% due 10/1/25                            1,991,940
  1,000,000   A3*          5.375% due 10/1/29                            1,005,150
  2,000,000   BBB-    Savannah, GA EDA Revenue, College of Art
                       & Design Inc., 6.900% due 10/1/29                 2,114,700
----------------------------------------------------------------------------------
                                                                        13,522,447
----------------------------------------------------------------------------------
Hawaii -- 0.5%
  4,000,000   A       Hawaii State Department of Budget &
                       Finance, Special Purpose Revenue,
                       Kaiser Permanente, Series A,
                       5.100% due 3/1/14                                 4,034,520
----------------------------------------------------------------------------------
Illinois -- 3.4%
  4,095,000   AAA     Chicago, IL GO, Series D, FGIC-Insured,
                       5.500% due 1/1/35                                 4,226,736
  7,400,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                       AMBAC-Insured, 5.500% due 1/1/31                  7,681,274
  8,000,000   A       Illinois Health Facilities Authority Revenue,
                       OSF Healthcare Systems,
                       6.250% due 11/15/29                               8,270,800
  5,000,000   AAA     Illinois State GO, MBIA-Insured,
                       5.625% due 6/1/25                                 5,190,100
----------------------------------------------------------------------------------
                                                                        25,368,910
----------------------------------------------------------------------------------
Indiana -- 0.7%
  5,000,000   A1*     Indiana Port Commission Revenue Refunding,
                       (Cargill Inc. Project), 6.875% due 5/1/12         5,165,300
----------------------------------------------------------------------------------
Kansas -- 0.2%
  1,250,000   AAA     Scott County, KS Unified School District No.
                       446 GO, FGIC-Insured, 5.000% due 9/1/22           1,252,775
----------------------------------------------------------------------------------
Louisiana -- 0.8%
  5,500,000   A1*     St. Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/12 (f)    5,659,610
----------------------------------------------------------------------------------
Maine -- 0.3%
  2,500,000   AA+     Maine State Housing Authority Mortgage
                       Revenue, Series C, 5.300% due 11/15/23            2,526,525
----------------------------------------------------------------------------------


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Maryland -- 0.8%
                      Baltimore, MD Wastewater Project Revenue,
                        Series A, FGIC-Insured:
$ 2,500,000   AAA         5.125% due 7/1/32                         $  2,512,100
  3,385,000   AAA         5.200% due 7/1/32                            3,420,475
--------------------------------------------------------------------------------
                                                                       5,932,575
--------------------------------------------------------------------------------
Massachusetts -- 5.1%
  2,000,000   Baa3*   Boston, Massachusetts Industrial Development
                       Financing Authority, Sr. Revenue Bonds,
                       (Crosstown Center Project), Series 2002,
                       6.500% due 9/1/35 (d)                           1,934,080
  3,000,000   AAA     Massachusetts Bay Transportation Authority,
                       Sales Tax Revenue, Series A,
                       5.500% due 7/1/30                               3,110,730
  1,125,000   Aaa*    Massachusetts Development Finance Agency,
                       (Merrimack College Issue), MBIA-Insured,
                       5.200% due 7/1/32                               1,131,694
  1,850,000   AAA     Massachusetts Health & Educational Facilities
                       Authority, (University of Massachusetts
                       Projects), Series C, FGIC-Insured,
                       5.125% due 10/1/27                              1,856,234
 25,000,000   Aa2*    Massachusetts State, GO of Commonwealth,
                       Series C, 5.250% due 11/1/30 (b)               25,326,500
  5,000,000   AAA     Massachusetts State Special Obligation
                       Revenue, Series A, FGIC-Insured,
                       5.000% due 6/1/21                               5,030,000
--------------------------------------------------------------------------------
                                                                      38,389,238
--------------------------------------------------------------------------------
Michigan -- 3.0%
  5,000,000   AAA     East Lansing, MI School District GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30               5,191,250
                      Michigan State COP, AMBAC-Insured:
  2,345,000   AAA       5.500% due 6/1/19                              2,478,993
  6,000,000   AAA       5.500% due 6/1/27                              6,212,040
  2,500,000   AA-     Michigan State Hospital Finance Authority
                       Revenue Refunding, (Trinity Health Credit),
                       Series C, 5.375% due 12/1/23                    2,470,550

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                      Value
-------------------------------------------------------------------------------
Michigan -- 3.0% (continued)
$12,000,000  NR       Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue,
                       (Central Wayne Energy Recovery
                       L.P. Project), Series A,
                       7.000% due 7/1/27 (d)(g)                    $  4,500,000
  1,885,000  VMIG 1*  University of Michigan Revenue,
                       (Medical Service Plan), Series A-1,
                       1.300% due 12/1/21 (c)                         1,885,000
-------------------------------------------------------------------------------
                                                                     22,737,833
-------------------------------------------------------------------------------
Minnesota -- 2.5%
  1,500,000  AAA      Dakota County, MN Community
                       Development Agency, MFH Revenue,
                       FNMA-Collateralized, 5.625% due 2/1/26         1,534,320
  2,500,000  A1*      Duluth, MN IDA, Seaway Port Authority,
                       Dock & Wharf Revenue, (Cargill Inc.
                       Project), 6.800% due 5/1/12                    2,558,300
  7,000,000  A-       Minneapolis, MN Healthcare System
                       Revenue, (Allina Health System), Series A,
                       6.000% due 11/15/23                            7,067,550
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue, FGIC-Insured:
  2,000,000  AAA          Series A, 5.125% due 1/1/25                 1,995,980
  4,000,000  AAA          Sub-Series C, 5.250% due 1/1/26             4,041,760
  1,225,000  AA+      Minnesota State Housing Financing Agency,
                       Single-Family Mortgage, Series I,
                       5.500% due 1/1/17                              1,263,759
-------------------------------------------------------------------------------
                                                                     18,461,669
-------------------------------------------------------------------------------
Missouri -- 3.2%
  2,000,000  AAA      Bi-State Development Agency of the
                       Missouri-Illinois Metropolitan District,
                       (Metrolink Cross County Project), Series B,
                       FSA-Insured, 5.000% due 10/1/32                1,978,440
  1,500,000  AAA      Greene County, MO Reorganized School,
                       District No. R-8 GO, FSA-Insured,
                       5.100% due 3/1/22                              1,523,085
  2,000,000  Aaa*     Jackson County, MO Special Obligation,
                       MBIA-Insured, 5.000% due 12/1/27               1,977,480
  3,600,000  VMIG 1*  Missouri Development Finance Board,
                       Cultural Facilities Revenue, (Nelson
                       Gallery Foundation), Series B,
                       1.200% due 12/1/31 (c)                         3,600,000

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                  Security                       Value
-------------------------------------------------------------------------------
Missouri -- 3.2% (continued)
$ 2,000,000   Aaa*    Missouri State Environmental Improvement
                       & Energy Resources Authority, (Water
                       Pollution -- Drinking Water), Series B,
                       5.000% due 7/1/23                           $  2,007,780
  2,000,000   AAA     St. Louis, MO Airport Revenue, (Airport
                       Development Program), Series A,
                       MBIA-Insured, 5.125% due 7/1/22                2,028,320
 10,600,000   A-1+    University of Missouri Revenue, Series B,
                       1.200% due 11/1/30 (c)                        10,600,000
------------------------------------------------------------------------------
                                                                     23,715,105
------------------------------------------------------------------------------
Montana -- 1.2%
 10,095,000   NR      Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy
                       L.P. Project), 7.000% due 12/31/19 (d)         8,680,388
------------------------------------------------------------------------------
Nevada -- 0.9%
  4,650,000   Baa2*   Clark County, NV IDR, (Southwest Gas Corp.
                       Project), Series B, 7.500% due 9/1/32 (d)      4,755,834
  2,250,000   AAA     Truckee Meadows, NV Water Authority
                       Revenue, Series A, FSA-Insured,
                       5.000% due 7/1/25                              2,231,865
------------------------------------------------------------------------------
                                                                      6,987,699
------------------------------------------------------------------------------
New Jersey -- 6.8%
  5,200,000   A+      Hudson County, NJ Improvement Authority,
                       6.624% due 8/1/25                              5,334,420
  1,000,000   BBB     Middlesex County, NJ Pollution Control
                       Authority Revenue Refunding, Pollution
                       Control Financing, (Amerada Hess Corp.
                       Project), 5.750% due 9/15/32                     973,510
  3,125,000   Baa1*   New Jersey EDA, PCR Refunding, (PSEG
                       Power LLC Project), 5.000% due 3/1/12          3,056,938
                      New Jersey Health Care Facilities Financing
                       Authority Revenue:
  3,875,000   AAA         Engelwood Hospital, FHA/MBIA-Insured,
                           5.000% due 8/1/23                          3,864,847
  8,000,000   A+          Robert Wood Johnson University
                           Hospital, 5.700% due 7/1/20                8,364,560
  2,395,000   AA-     New Jersey State Highway Authority, Garden
                       State Parkway General Revenue,
                       5.625% due 1/1/30                              2,507,349

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
New Jersey -- 6.8% (continued)
                      Tobacco Settlement Financing Corp.,
                       NJ Asset-Backed bonds:
$10,000,000   A           5.750% due 6/1/32                         $  9,432,600
 15,000,000   A           6.000% due 6/1/37 (b)                       14,228,850
  3,390,000   A1*         6.125% due 6/1/42                            3,223,822
--------------------------------------------------------------------------------
                                                                      50,986,896
--------------------------------------------------------------------------------
New Mexico -- 0.3%
  2,360,000   AAA     New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                               2,403,849
--------------------------------------------------------------------------------
New York -- 7.7%
 30,000,000   AA-     Metropolitan Transportation Authority,
                       Series A, 5.125% due 1/1/24 (b)                30,077,700
                      Nassau Health Care Corp., NY Health Systems
                       Revenue, FSA-Insured:
  2,000,000   AAA         5.500% due 8/1/19                            2,136,060
  3,000,000   AAA         5.750% due 8/1/29                            3,227,490
  6,000,000   AA      New York City, NY Municipal Water
                       Financing Authority, Water & Sewer System
                       Revenue, Series D, 5.250% due 6/15/25           6,126,180
                      New York State Dormitory Authority Revenue:
  5,000,000   AAA       Series B, FSA-Insured, 5.500% due 5/15/30      5,678,550
  1,000,000   AAA       Willow Towers Inc. Project, GNMA-
                         Collateralized, 5.250% due 2/1/22             1,020,040
  3,000,000   AAA     New York State Thruway Authority Highway
                       & Bridge Revenue, Series B-1, FGIC-Insured,
                       5.400% due 4/1/17                               3,202,710
  6,290,000   AAA     Port Authority of New York & New Jersey,
                       NY GO, FGIC-Insured,
                       5.250% due 5/15/37 (d)                          6,354,535
--------------------------------------------------------------------------------
                                                                      57,823,265
--------------------------------------------------------------------------------
North Carolina -- 0.3%
  1,900,000   AAA     University of North Carolina, System Pool
                       Revenue, Series A, AMBAC-Insured,
                       5.000% due 4/1/27                               1,891,925
--------------------------------------------------------------------------------
Ohio -- 7.9%
  4,500,000   Aa2*    Bexley, OH City School District GO,
                       5.125% due 12/1/27                              4,507,290
  2,000,000   AAA     Canton, OH City School District GO, Series A,
                       MBIA-Insured, 5.500% due 12/1/20                2,113,760
  1,300,000   AA+     Cincinnati, OH Water System Revenue,
                       5.125% due 12/1/21                              1,324,635

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
Ohio -- 7.9% (continued)
$ 1,250,000   AAA     Cleveland, OH Airport System Revenue,
                       Series A, FSA-Insured, 5.000% due 1/1/31      $  1,224,087
  3,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                       Refunding, University Hospitals Health
                       System Inc., AMBAC-Insured,
                       5.500% due 1/15/30                               3,093,180
 25,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                       AMBAC-Insured, 5.250% due 12/1/32 (b)           25,407,500
  5,990,000   AAA     Lucas County, OH Hospital Revenue, Promedic
                       Healthcare Obligation Group,
                       AMBAC-Insured, 5.375% due 11/15/29               6,111,297
  3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                       County Facilities Improvement,
                       MBIA-Insured, 5.125% due 12/1/19                 3,131,843
  1,375,000   AAA     Ohio State Higher Educational Facility
                       Commission Revenue, (University of Dayton
                       Project), AMBAC-Insured, 5.500% due 12/1/25      1,439,501
  2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                       5.250% due 12/1/17                               2,652,950
  1,500,000   A3*     Steubenville, OH Hospital Revenue,
                       6.375% due 10/1/20                               1,574,625
                      Summit County, OH GO, FGIC-Insured:
  1,000,000   AAA       5.000% due 12/1/21                              1,012,660
    500,000   AAA       5.000% due 12/1/22                                503,360
  1,500,000   Aaa*    Trumbull County, OH MBIA-Insured,
                       5.200% due 12/1/20                               1,554,675
  2,000,000   AAA     University of Cincinnati, OH General Receipts
                       Revenue, Series A, FGIC-Insured,
                       5.250% due 6/1/24                                2,049,560
  1,500,000   AAA     Warrensville Heights, OH City School District,
                       School Improvements, FGIC-Insured,
                       5.625% due 12/1/20                               1,598,535
---------------------------------------------------------------------------------
                                                                       59,299,458
---------------------------------------------------------------------------------
Oregon -- 2.9%
  3,210,000   AA      Clackamas County, OR Hospital Facilities
                       Authority Revenue, Legacy Health System,
                       5.750% due 5/1/16                                3,443,560
  3,000,000   AAA     Oregon Health Sciences University Revenue,
                       Series A, MBIA-Insured, 5.000% due 7/1/32        2,963,340

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                      Value
-------------------------------------------------------------------------------
Oregon -- 2.9% (continued)
$ 4,895,000  AA+      Oregon State Department of Transportation,
                       Highway User Tax Revenue, Series A,
                       5.125% due 11/15/23                         $  4,992,362
 10,000,000  AA       Oregon State Veterans Welfare GO, Series 82,
                       5.500% due 12/1/42 (b)                        10,134,400
-------------------------------------------------------------------------------
                                                                     21,533,662
-------------------------------------------------------------------------------
South Carolina -- 3.6%
  6,250,000  AAA      Grand Strand Water & Sewer Authority, SC
                       Waterworks & Sewer System Revenue,
                       FSA-Insured, 5.000% due 6/1/31                 6,231,125
 15,000,000  AA-      Greenville County, SC School District
                       Installment Purchase Revenue,
                       5.500% due 12/1/28 (b)                        15,065,250
                      South Carolina Transportation
                       Infrastructure Bank Revenue, Series A:
  2,505,000  Aaa*         AMBAC-Insured, 5.125% due 10/1/31           2,523,387
  3,000,000  AAA          MBIA-Insured, 5.500% due 10/1/30            3,111,660
-------------------------------------------------------------------------------
                                                                     26,931,422
-------------------------------------------------------------------------------
Tennessee -- 3.5%
  1,150,000  NR       Hardeman County, TN Correctional
                       Facilities Corp., 7.750% due 8/1/17            1,145,837
                      Memphis-Shelby County, TN Sports
                       Authority Income Revenue, (Memphis
                       Arena Project), Series A, AMBAC-Insured:
  6,420,000  AAA          5.125% due 11/1/21                          6,537,101
 14,500,000  AAA          5.125% due 11/1/28 (b)                     14,549,590
    500,000  VMIG 1*  Sevier County, TN Public Building Authority
                       Revenue, Local Government Public
                       Improvements, Series IV-G-3,
                       1.300% due 6/1/22 (c)                            500,000
  3,000,000  AA       Tennessee State GO, Series A,
                       5.250% due 3/1/17                              3,150,780
-------------------------------------------------------------------------------
                                                                     25,883,308
-------------------------------------------------------------------------------
Texas -- 1.6%
  1,595,000  AAA      Burleson, TX ISD, GO, PSFG,
                       6.750% due 8/1/24                              1,806,609
                      Fort Worth, TX International Airport
                       Facility Improvement Corp. Revenue,
                       (American Airlines Inc. Project):
 12,000,000  BB-          6.375% due 5/1/35 (d)                       4,800,120
  3,400,000  BB-          Series A, 5.950% due 5/1/29 (d)             2,715,444
  3,000,000  BB-          Series B, 6.050% due 5/1/29 (d)             1,505,880

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
Texas -- 1.6% (continued)
$ 1,000,000  AAA      Harris County, TX Health Facilities,
                       Development Corp., Hospital Revenue,
                       School Health Care Systems, Series B,
                       (Escrowed to maturity with U.S.
                       government securities), 5.750% due 7/1/27 $  1,114,500
-----------------------------------------------------------------------------
                                                                   11,942,553
-----------------------------------------------------------------------------
Virginia -- 3.7%
  3,000,000  A3*      Chesapeake, VA IDA Revenue, Remarketed
                       11/8/02, 5.250% due 2/1/08                   3,050,130
  3,000,000  A3*      Chesterfield County, VA IDA, PCR
                       Revenue, (VA Electric & Power),
                       Remarketed 11/8/02, Series A,
                       5.875% due 6/1/17                            3,026,730
                      Virginia State HDA, MFH:
  1,245,000  AA+        Series D, Sub-Series D-3, Remarketed
                         5/30/96, 5.700% due 7/1/09                 1,308,707
    355,000  AA+        Series F, Sub-Series F-1-Remarketed
                         9/12/95, 6.400% due 7/1/17                   362,153
                        Series H:
  1,235,000  AAA          AMBAC-Insured, 6.300% due 11/1/15         1,296,898
 10,000,000  AAA          Sub-Series H-1, MBIA-Insured,
                           5.350% due 7/1/31 (b)(c)                10,054,900
                        Series K:
    600,000  AA+          5.800% due 11/1/10                          637,824
    925,000  AA+          5.900% due 11/1/11                          979,797
  7,000,000  A3*      York County, VA IDA, PCR, (VA Electrical
                       & Power Co.), Remarketed 11/8/02,
                       5.000% due 7/1/09                            7,203,490
-----------------------------------------------------------------------------
                                                                   27,920,629
-----------------------------------------------------------------------------
Washington -- 1.8%
                      Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock:
 22,685,000  AAA          Series A, MBIA-Insured,
                           zero coupon due 6/1/22                   7,819,066
  4,750,000  AA           Series B, Remarketed 7/1/92,
                           Mandatory put 7/1/19,
                           6.750% due 7/1/62 (d)                    5,065,068
    600,000  VMIG 1*  Washington State Housing Finance
                       Commission, Non-Profit Housing
                       Revenue, (Rockwood Retirement
                       Program), Series A, 1.250% due 1/1/30 (c)      600,000
-----------------------------------------------------------------------------
                                                                   13,484,134
-----------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2002 (unaudited) (continued)

   Face
  Amount    Rating(a)                 Security                        Value
-------------------------------------------------------------------------------
West Virginia -- 1.2%
                      West Virginia State Housing Development
                       Fund, Housing Finance:
$ 3,845,000    AAA        Series B, 5.300% due 5/1/24              $  3,902,098
  5,000,000    AAA        Series C, 5.350% due 11/1/27                5,074,100
----------------------------------------------------------------------------
                                                                      8,976,198
----------------------------------------------------------------------------
Wisconsin -- 1.2%
                      Wisconsin Housing & Economic Development
                       Authority, Home Ownership Revenue,
                       Series A:
  1,490,000    AA         6.450% due 3/1/17                           1,537,918
  1,370,000    AA         5.650% due 11/1/23                          1,386,248
  3,865,000    AA-    Wisconsin State GO, Series B,
                       6.600% due 1/1/22 (b)(d)                       3,876,866
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue:
  1,100,000    A          Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                1,105,258
  1,250,000    AAA        The Medical College of Wisconsin Inc.
                           Project, MBIA-Insured,
                           5.400% due 12/1/16                         1,323,875
----------------------------------------------------------------------------
                                                                      9,230,165
----------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $733,767,706**)                     $747,383,637
----------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)All or a portion of this security has been segregated by the custodian for futures contract commitments.
(c)Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e)Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(f)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)Security is currently in default.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 22 and 23 for definitions of ratings and certain security descriptions.

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS
                         November 30, 2002 (unaudited)

[GRAPHIC OF ]



                                                     Percentage of
            Moody's    and/or    Standard & Poor's Total Investments
               Aaa                     AAA                49.1%
               Aa                       AA                19.5
               A                        A                 19.6
              Baa                      BBB                 2.6
               Ba                       BB                 2.0
           VMIG 1/P-1                SP-1/A-1              5.3
               NR                       NR                 1.9
                                                         -----
                                                         100.0%
                                                         =====

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                                 BOND RATINGS
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                          SHORT-TERM SECURITY RATINGS
                                  (unaudited)


SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand
         feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                                    [GRAPHIC]


                             SECURITY DESCRIPTIONS
                                  (unaudited)

ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development Administration
CGIC   --Capital Guaranty Insurance Company
CHFCLI --California Health Facility Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund Guaranty
Q-SBLF --Qualified School Bond Loan Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                      STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)

                                                               November 30, 2002
---------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $733,767,706)                      $747,383,637
  Cash                                                                    43,466
  Interest receivable                                                 10,864,418
  Receivable for securities sold                                       5,798,138
--------------------------------------------------------------------------------
  Total Assets                                                       764,089,659
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    12,121,771
  Payable to broker -- variation margin                                  890,625
  Dividends payable                                                      730,523
  Investment advisory fee payable                                        420,752
  Administration fee payable                                             125,221
  Accrued preferred stock distribution payable                            28,413
  Accrued expenses                                                       172,406
--------------------------------------------------------------------------------
  Total Liabilities                                                   14,489,711
--------------------------------------------------------------------------------
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock
 (10,000 shares authorized and issued at $25,000 per share
 for each Series) (Note 7)                                           250,000,000
--------------------------------------------------------------------------------
Total Net Assets                                                    $499,599,948
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                       $     41,856
  Capital paid in excess of par value                                509,076,800
  Undistributed net investment income                                    616,233
  Accumulated net realized loss from security transactions
   and futures contracts                                             (27,935,716)
  Net unrealized appreciation of investments and futures contracts    17,800,775
--------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $11.94 a share on 41,855,576 shares of
 $0.001 par value outstanding; 500,000,000 capital shares
 authorized)                                                        $499,599,948
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                                    [GRAPHIC]


                            STATEMENT OF OPERATIONS
                                  (unaudited)

                                                               Six Months Ended
                                                               November 30, 2002
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                           $19,627,892
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                     2,329,989
  Administration fee (Note 3)                                            755,242
  Auction fees                                                           331,825
  Shareholder communications                                              92,445
  Audit and legal                                                         75,155
  Shareholder and system servicing fees                                   39,737
  Directors' fees                                                         29,864
  Custody                                                                 23,586
  Rating agency fees                                                      20,053
  Registration fees                                                       15,092
  Other                                                                  194,673
------------------------------------------------------------------------------
  Total Expenses                                                       3,907,661
------------------------------------------------------------------------------
Net Investment Income                                                 15,720,231
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)            6,272,243
    Futures contracts                                                 (3,569,708)
------------------------------------------------------------------------------
  Net Realized Gain                                                    2,702,535
------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments
 and Futures Contracts:
    Beginning of period                                               10,780,629
    End of period                                                     17,800,775
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              7,020,146
------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                          9,722,681
------------------------------------------------------------------------------
Distributions Paid to Auction Rate Cumulative Preferred
 Stockholders From Net Investment Income                              (1,712,338)
------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $23,730,574
------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   Six Months Ended
                                                   November 30, 2002  Year Ended
                                                      (unaudited)    May 31, 2002
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $ 15,720,231    $ 19,666,716
 Net realized gain (loss)                               2,702,535     (11,512,844)
 Increase in net unrealized appreciation                7,020,146      12,747,045
  Distributions Paid to Auction Rate
   Cumulative Preferred Stockholders from net
   investment income                                   (1,712,338)       (103,927)
----------------------------------------------------------------------------------
 Increase in Net Assets From Operations                23,730,574      20,796,990
----------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO:
  Common Stock shareholders from net
   investment income                                  (13,393,784)    (19,609,532)
----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                      (13,393,784)    (19,609,532)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTES 7 AND 8):
  Underwriting commissions and expenses for the
   issuance of Auction Rate Cumulative Preferred
   Stock (Note 7)                                         (71,209)     (2,793,000)
  Net asset value of shares issued in connection
   with the transfer of Managed Municipals
   Portfolio II Inc.'s net assets                              --     117,162,040
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                           (71,209)    114,369,040
----------------------------------------------------------------------------------
Increase in Net Assets                                 10,265,581     115,556,498
NET ASSETS:
 Beginning of period                                  489,334,367     373,777,869
----------------------------------------------------------------------------------
 End of period*                                      $499,599,948    $489,334,367
----------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $616,233          $2,124
---------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)

   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At May 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $13,447 was reclassified from paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)

months ended November 30, 2002, interest income increased by $31,290, net realized gain decreased by $13,439 and the change in net unrealized appreciation of investments decreased by $17,851. In addition, on May 31, 2002, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $59,169 to reflect the cumulative effect of this change up to the date of the adoption.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily total net assets of the Fund. This fee is calculated daily and paid monthly. However, effective May 22, 2002, SBFM agreed to reduce its aggregate investment advisory and administrative fees to an aggregate annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily total net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

                                   [GRAPHIC]

                                    [GRAPHIC]


                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   4. INVESTMENTS

   During the six months ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $201,681,792
-----------------------------------------------------------------------------
Sales                                                              133,588,696
-----------------------------------------------------------------------------

   At November 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 32,865,920
Gross unrealized depreciation                                      (19,249,989)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 13,615,931
-----------------------------------------------------------------------------

   5. FUTURES CONTRACTS

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At November 30, 2002, the Fund had the following open futures contracts:

                Number of               Basis        Market    Unrealized
                Contracts Expiration    Value        Value        Gain
       ------------------------------------------------------------------

       To
       Sell:

       U.S.
       Treasury
       Bonds      1,900     12/02    $211,641,094 $207,456,250 $4,184,844
       ------------------------------------------------------------------

                                   [GRAPHIC]

                                    [GRAPHIC]


                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   6. SECURITIES TRADED ON A WHEN-ISSUED BASIS

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At November 30, 2002, the Fund did not hold any when-issued securities.

   7. AUCTION RATE CUMULATIVE PREFERRED STOCK

   On May 22, 2002, the Fund issued 2,000 shares of Series M, Series T, Series W, Series Th and Series F, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $2,500,000 and offering expenses of $293,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.15%-1.75% for the six months ended November 30, 2002.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended November 30, 2002, SSB earned $311,772 as the broker/dealer.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

8.  TRANSFER OF NET ASSETS

On April 26, 2002, the Fund acquired the assets and certain liabilities of Managed Municipals Portfolio II Inc. pursuant to a plan of reorganization approved by Managed Municipals Portfolio II Inc. shareholders on April 10, 2002. Total shares issued by the Fund and the total net assets of the Managed Municipals Portfolio II Inc. and the Fund on the date of the transfer were as follows:


  Acquired  Shares Issued         Total Net Assets of          Total Net Assets
    Fund     by the Fund  Managed Municipals Portfolio II Inc.   of the Fund
 ------------------------------------------------------------------------------

  Managed
 Municipals
 Portfolio
     II
    Inc.     10,006,932               $117,162,040               $372,831,933
 ------------------------------------------------------------------------------

   The total net assets of Managed Municipals Portfolio II Inc. before acquisition included unrealized depreciation of $2,101,130, accumulated net realized loss of $5,251,582, and overdistributed net investment income of $14,313. Total net assets of the Fund immediately after the transfer were $489,993,973. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9.  CAPITAL LOSS CARRYFORWARD

   At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $18,142,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                                  2006      2007       2008
-------------------------------------------------------------------------------
Carryforward Amounts                            $302,000 $4,855,000 $12,985,000
-------------------------------------------------------------------------------

10.  CAPITAL SHARES

   At November 30, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

                                   [GRAPHIC]

                                    [GRAPHIC]


                             FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                      2002/(1)/    2002    2001     2000    1999    1998
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                  $11.69    $11.74   $10.93  $11.97   $12.37  $11.90
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/          0.38      0.60     0.60    0.58     0.58    0.54
  Net realized and unrealized
   gain (loss)/(3)/                      0.23      0.02     0.79   (1.14)   (0.32)   0.83
  Distributions Paid to Auction Rate
   Cumulative Preferred
   Stockholders from net
   investment income                    (0.04)    (0.00)*     --      --       --      --
-----------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                         0.57      0.62     1.39   (0.56)    0.26    1.37
-----------------------------------------------------------------------------------------
Gain From Repurchase of
 Treasury Stock                            --        --     0.02    0.12       --      --
-----------------------------------------------------------------------------------------
Underwriting Commission and
 Expenses of Issuance of Auction
 Rate Cumulative Preferred Stock        (0.00)*   (0.07)      --      --       --      --
-----------------------------------------------------------------------------------------
Distributions Paid To:
  Common Stock Shareholders
   from net investment income           (0.32)    (0.60)   (0.60)  (0.60)   (0.54)  (0.61)
  Common Stock Shareholders
   from net realized gains                 --        --       --      --    (0.12)  (0.29)
-----------------------------------------------------------------------------------------
Total Distributions                     (0.32)    (0.60)   (0.60)  (0.60)   (0.66)  (0.90)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period         $11.94    $11.69   $11.74  $10.93   $11.97  $12.37
-----------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(4)/              1.64%++   4.79%   20.69%  (3.88)%   0.11%   2.08%
-----------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(4)/           5.21%++   5.33%   13.90%  (2.82)%   2.66%  12.14%
-----------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)                $500      $489     $374    $352     $414    $428
-----------------------------------------------------------------------------------------


========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                             FINANCIAL HIGHLIGHTS
                                  (continued)


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                              2002/(1)/   2002      2001    2000     1999    1998
---------------------------------------------------------------------------------
Ratios to Average Net Assets
Based on Common Shares
Outstanding/(5)/:
  Net investment income/(3)/     6.23%+   4.84%    5.15%   5.19%    4.72%   4.35%
  Auction fees                   0.12+    0.00**     --      --       --      --
  Operating expenses/(2)/        1.43+    0.52     0.68    0.89     0.94    0.99
  Total expenses                 1.55+    0.52     0.68    0.89     0.94    0.99
--------------------------------------------------------------------------------
Portfolio Turnover Rate            19%      39%      58%     35%      23%     87%
--------------------------------------------------------------------------------
Market Price, End of Period    $10.43   $10.57   $10.67  $9.375  $10.375  $11.00
--------------------------------------------------------------------------------

(1) For the six months ended November 30, 2002 (unaudited).
(2) The investment adviser waived a portion of its fees for the years ended May 31, 2002, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                        Per share decreases in   Expense ratios
                        net investment income  without fee waivers
                        ---------------------- -------------------
             2002               $0.05                 1.01%
             2001                0.04                 1.01
             2000                0.02                 1.04
             1999                0.01                 1.02

(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended November 30, 2002, those amounts would have been $0.37, $0.24 and 6.22% for net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 *  Amount represents less than $0.01 per share.
** Percentage represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                   [GRAPHIC]

                                    [GRAPHIC]


                                FINANCIAL DATA
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date     Date    Price+  Value+   Paid      Price
            -------------------------------------------------------
             6/27/00   6/30/00 $ 9.750 $11.20  $0.050     $ 9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
             6/26/01   6/29/01  10.400  11.80   0.050      10.61
             7/24/01   7/27/01  10.590  11.88   0.050      10.71
             8/28/01   8/31/01  10.830  12.09   0.050      11.00
             9/25/01   9/28/01  10.330  11.87   0.050      10.65
            10/23/01  10/26/01  10.640  11.93   0.050      10.82
            11/27/01  11/30/01  10.580  11.83   0.050      10.51
            12/24/01  12/28/01  10.310  11.63   0.050      10.43
             1/22/02   1/25/02  10.600  11.81   0.050      10.74
             2/19/02   2/22/02  10.600  11.77   0.050      10.72
             3/25/02   3/28/02  10.250  11.55   0.050      10.43
             4/23/02   4/26/02  10.300  11.66   0.050      10.51
             5/28/02   5/31/02  10.500  11.65   0.050      10.62
             6/25/02   6/28/02  10.490  11.76   0.050      10.67
             7/23/02   7/26/02  10.740  12.02   0.050      10.80
             8/27/02   8/30/02  10.890  12.02   0.055      11.09
             9/24/02   9/27/02  11.100  12.35   0.055      11.15
            10/22/02  10/25/02  10.480  11.79   0.055      10.55
            11/25/02  11/29/02  10.350  11.93   0.055      10.49
            ------------------------------------------------------

+ As of record date.

========================
                                   [GRAPHIC]

                                   [GRAPHIC]

                          OTHER FINANCIAL INFORMATION
                                  (unaudited)


The table below sets out information with respect to Auction Rate Cumulative Preferred Stock:

                                                                  2002/(1)/
---------------------------------------------------------------------------
Auction Rate Cumulative Preferred Stock/(2)/:
 Total Amount Outstanding (000s)                                  250,000
 Asset Coverage Per Share                                          75,000
 Involuntary Liquidating Preference Per Share                      25,000
 Average Market Value Per Share/(3)/                               25,000
-------------------------------------------------------------------------

(1)As of November 30, 2002.
(2)On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(3)Excludes accrued interest or accumulated undeclared dividends.

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                          DIVIDEND REINVESTMENT PLAN
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net

========================
                                   [GRAPHIC]

                                    [GRAPHIC]


                          DIVIDEND REINVESTMENT PLAN
                            (unaudited) (continued)

asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                                    [GRAPHIC]


                            SHARE REPURCHASE NOTICE
                                  (unaudited)

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

========================
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

DIRECTORS
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS
R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR
Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

========================
                                   [GRAPHIC]

                                   [GRAPHIC]



             THIS REPORT IS ONLY INTENDED FOR SHAREHOLDERS OF THE
                       MANAGED MUNICIPALS PORTFOLIO INC.
                            IT IS NOT A PROSPECTUS,
              CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
               PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
                      SECURITIES MENTIONED IN THE REPORT.

                                  FD0837 1/03
                                    03-4307